Colonial Global Equity Fund

                     Supplement to March 1, 2000 Prospectus
                     and Statement of Additional Information


The Fund's prospectus and Statement of Additional Information are amended as follows:

Shareholder Meeting to Consider Management Agreement. The Board of Trustees of Liberty Funds Trust III has called a meeting of the Fund's shareholders for June 1, 2000 to vote on a proposed management agreement with Newport Fund Management, Inc. (Newport), an affiliate of Colonial Management Associates, Inc. (Colonial), the Fund's investment advisor. At a February 17, 2000 meeting, the Fund's Board of Trustees voted in favor of the proposed management agreement. Accordingly, if the Fund's shareholders approve the proposed management agreement, Newport will replace Colonial as the Fund's investment advisor and will provide investment management services to the Fund, for the same investment management fee and on substantially the same terms and conditions as the Fund's existing management agreement with Colonial. Newport is a wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC), and is located at 580 California Street, Suite 1960, San Francisco, CA 94104. Newport is registered as an investment advisor under the Investment Advisers Act of 1940 and specializes in international investing. As of February 29, 2000, Newport managed over $2.6 billion in assets.

Your expenses. Footnote 6 on page 4 of the prospectus, regarding the Fund's management fee is revised in its entirety to read as follows:

(6) The Fund's advisor voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.40%. As a result, the actual management fee for each share class would be 0.85% and the total annual fund operating expenses for each of the Class A, B and C shares would be 1.40%. This arrangement may be terminated by the advisor at any time.

Portfolio Managers. Effective March 15, 2000, Ophelia Barsketis and Deborah A. Jansen will replace Nicholas Ghajar as co-managers of the Fund. Effective March 15, 2000, each of the co-managers will become joint employees of Newport, Colonial and Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial. Both Colonial and Stein Roe are indirect wholly owned subsidiaries of LFC.

Ms. Barsketis will be a Managing Director of Newport. She also is a Senior Vice President of both Colonial and Stein Roe. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities as co-manager of the Colonial Global Utilities Fund in September, 1993, and the Stein Roe Global Utilities Fund, Variable Series in November, 1997.

Ms. Jansen will be a Senior Vice President of Newport. She holds the same position with both Colonial and Stein Roe. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities as co-manager of the Colonial Global Utilities Fund in April, 1996, and the Stein Roe Global Utilities Fund, Variable Series, in November, 1997. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as Vice President in March, 1996. For a period of time before returning to Stein Roe in March, 1996, Ms. Jansen was a Senior Equity Research Analyst for BancOne Investment Advisers Corporation.

Investment Advisor. Effective March 15, 2000, Colonial will use Newport's trading facilities when buying or selling foreign securities for the Fund's portfolio. Newport will execute all trades under its own procedures.

This Supplement is dated March 21, 2000, anad revised the Supplement dated March 15, 2000.

781-36/829A-0300